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                                                                    EXHIBIT 23.3



              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the use in this Registration Statement on Amendment 2 to Form S-1 of our report dated April 11, 2003 relating to the financial statements and financial statement schedules of Levitt Corporation, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
PRICEWATERHOUSECOOPERS, LLP
Fort Lauderdale, Florida
September 5, 2003